UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2012

MidSouth Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Louisiana	1-11826	72-1020809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

102 Versailles Boulevard, Lafayette, Louisiana	70501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 337-237-8343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends the Current Report on Form 8-K of MidSouth Bancorp, Inc., filed on December 31, 2012, regarding the acquisition of PSB Financial Corporation (“PSB”). The sole purpose of this amendment is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the original filing in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of PSB for the year ended December 31, 2011 are filed herewith as Exhibit 99.1.

The unaudited financial statements of PSB as of and for the nine months ended September 30, 2012 are filed herewith as Exhibit 99.2

(b)	Pro Forma Financial Information

The required unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011 are filed herewith as Exhibit 99.3.

(d)	Exhibits

23.1	Consent of Postlewaite & Netterville, independent auditors of PSB Financial Corporation

99.1	Audited financial statements of PSB Financial Corporation for the year ended December 31, 2011.

99.2	Unaudited financial statements of PSB Financial Corporation as of and for the nine months ended September 30, 2012.

99.3
Unaudited pro forma condensed combined statements of operations of MidSouth Bancorp, Inc. and PSB Financial Corporation for the nine months ended September 30, 2012 and year ended December 31, 2011 and unaudited pro forma condensed combined balance sheet of MidSouth Bancorp, Inc. and PSB Financial Corporation as of September 30, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDSOUTH BANCORP, INC.
(Registrant)

Date:	March 15, 2013	By:	/s/ James R. McLemore
James R. McLemore
Senior Executive Vice President and
Chief Financial Officer